UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2015
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Commerce Street, Suite 500, Fort Worth, Texas 76102
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective August 26, 2015, D.R. Horton, Inc. (the “Borrower”) and Mizuho Bank, Ltd., as successor Administrative Agent, an Issuing Bank and a Lender (“Mizuho” or “Administrative Agent”) and the Lenders entered into Amendment No. 5 (the “Amendment No. 5”) to the Credit Agreement dated as of September 7, 2012 as amended by, Amendment No. 1, dated as of November 1, 2012, Amendment No. 2, dated as of August 8, 2013, Amendment No. 3, dated as of August 22, 2014 and Amendment No. 4, dated as of June 18, 2015 (as so amended, the “Credit Agreement”).

Pursuant to the terms of Amendment No. 5, the Administrative Agent and the Lenders party hereto agreed to extend the Revolving Credit Facility Termination Date to September 7, 2020.

The description and terms of Amendment No. 5 provided herein are qualified in their entirety by reference to the full and complete terms contained in Amendment No. 5, which is attached to this Form 8-K as Exhibit 10.1 and incorporated by reference herein. Capitalized terms not defined herein are defined in Amendment No. 5 or as provided therein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All the information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibit

10.1	Amendment No. 5 to Credit Agreement, dated August 26, 2015 by and among D.R. Horton, Inc., Mizuho Bank, Ltd., as successor Administrative Agent, and the Lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	August 27, 2015	By:	/S/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 5 to Credit Agreement, dated August 26, 2015 by and among D.R. Horton, Inc., Mizuho Bank, Ltd., as successor Administrative Agent, and the Lenders named therein.